                                                                    EXHIBIT 10.3

                               OPTION AGREEMENT
                      JONES INTERNATIONAL NETWORKS, LTD.
                            1998 STOCK OPTION PLAN
                    (BASIC NON-QUALIFIED STOCK OPTION FORM)

     THIS AGREEMENT is made and entered into as of the ____ day of ________, 19__, by and between Jones International Networks, Ltd., a Colorado corporation (the "Company"), and ______________ ("Optionee").

     WHEREAS, pursuant to the Jones International Networks, Ltd. 1998 Stock Option Plan (the "Plan"), Employees and Consultants of the Company, its parent and its Participating Subsidiaries may receive options to purchase shares of Class A Common Stock of the Company; and

     WHEREAS, the options granted herein are non-statutory stock options which are options that do not qualify as "incentive stock options" within the definition of that term in Section 422A of the United States Internal Revenue Code of 1986 (the "Code"); and

     WHEREAS, the Optionee has been selected to receive an option pursuant to the Plan; and

     WHEREAS, the Optionee is desirous of obtaining the option on the terms and conditions herein contained.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Grant of Option. The Company hereby confirms and acknowledges that it
          ---------------
has granted to the Optionee, on _____________, 19__, an option to purchase _______ shares of Class A Common Stock of the Company (the "Option") upon the terms and conditions herein set forth and subject to the terms and conditions of the Plan. The Option is granted as a matter of separate agreement, and not in lieu of salary or any other regular or irregular compensation for services.

     2.   Purchase Price. The purchase price of the shares that may be purchased
          --------------
pursuant to the Option is $_____ per share.

     3.   Term. The Option shall continue for ten (10) years after the date it
          ----
was granted as specified in Paragraph 1, unless sooner terminated or modified under the provisions of this Agreement, and shall automatically expire at midnight on the tenth anniversary of such date of grant.

     4.   Dates of Exercise.  The Option may be exercised by the Optionee to
          -----------------
purchase the total number of shares specified in Paragraph 1 at the dates and in the percentages determined under the following schedule:

                                                   Percentage of
                                                   Option Shares
                                                    Purchasable
          Date of Exercise                          (Cumulative)
          ----------------                           ----------
First Anniversary of Date of Grant                       25%
Second Anniversary of Date of Grant                      25%
Third Anniversary of Date of Grant                       25%
Fourth Anniversary of Date of Grant                      25%

The Optionee need not exercise any part of the Option when it becomes exercisable, but may accrue the percentage increments described above and exercise them in any later period, prior to expiration of the Option.

     5.   Termination of the Option.  If the Optionee's employment or engagement
          -------------------------
with the Company, its parent or a Participating Subsidiary (as defined in the Plan) shall terminate for any reason other than the Optionee's voluntary separation, retirement, death or disability, the Option, to the extent then exercisable, shall remain exercisable after such termination for a period of ten business days (so long as such period is not more than ten years from the date of grant of the Option). If the Optionee's employment or engagement is terminated because the Optionee dies or is disabled within the meaning of
Section 22(e)(3) of the Code, the Option, to the extent then exercisable, shall remain exercisable after such termination for a period of twelve months (so long as such period is not more than ten years from the date of grant of the Option). If the Optionee's employment or engagement is terminated by reason of voluntary separation or retirement, the Option, to the extent then exercisable, shall remain exercisable after such termination for a period of three months (so long as such period is not more than ten years from the date of grant of the Option). If the Option is not exercised during the applicable period, it shall terminate and shall be of no further force or effect.

     6.   No Transfer.  The Option may not be exercised by anyone other than the
          -----------
Optionee during his or her lifetime. In the event of his or her death, the Option may be exercised by the Personal Representative of the Optionee's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Optionee's will or under the applicable laws of descent and distribution, the Option may not be transferred, assigned, encumbered or alienated in any way by the Optionee, and any attempt to do so shall render the Option and any unexercised portion thereof, at the discretion of the Company, null and void and unenforceable by the Optionee.

     7.   Capital Changes.  In the event any changes are made to the shares of
          ---------------
the Class A Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure of otherwise), appropriate adjustments shall be made in the number of shares of Class A Common Stock subject to the Option and/or in the purchase price of said shares. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

     8.   Notice of Exercise.  The Option may be exercised in whole or in part
          ------------------
by delivering to the Company a completed Option Exercise Form, in the form attached hereto, together with payment in full for the shares being purchased upon such exercise.

     9.   Certificates to be Delivered.  The Company will, upon receipt of said
          ----------------------------
notice and payment, issue or cause to be issued to the Optionee (or to his Personal Representative or other person entitled thereto) a stock certificate for the number of shares purchased thereby. No fractional shares shall be issuable upon the exercise of all or any part of the Option.

     10.  Compliance with Securities Laws.  The Option shall not be exercisable
          -------------------------------
unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

     11.  No Employment Rights.  In consideration of the granting by the Company
          --------------------
of the Option, the Optionee hereby affirms that he or she has a present intention to remain in the employ and service of the Company, its parent or any Participating Subsidiary for the period that this Option continues. This affirmation, however, shall confer no right on the Optionee to continue in the employ of the Company, its parent or any Participating Subsidiary, nor interfere in anyway with the right of the Company, its parent or any Participating Subsidiary to discharge the Optionee at any time for any reason whatsoever, with or without cause.

     12.  Obligations of the Optionee.  As a condition of the grant of options
          ---------------------------
to the Optionee made hereby, the Optionee agrees as follows:

          (a)* During his or her employment by the Company, its parent or any Participating Subsidiary, the Optionee shall devote his or her exclusive business services to the Company, its parent or any Participating Subsidiary and he or she shall not accept any position, employment, gratuity, compensation or the like from any person or entity which is engaged in any aspect of the business activities conducted or engaged in by the Company.

          (b) The Optionee shall not, during his or her employment by the Company, its parent or any Participating Subsidiary, or at any time thereafter, directly or indirectly, use, divulge, furnish or make accessible to any one other than the Company, its parent or any Participating Subsidiary, their directors and officers (otherwise than in the regular course of the business of the Company), any knowledge or information with respect to (i) confidential

*(a) is applicable to employees only.

information concerning, for example (but not by way of limitation), the business, business methods and practices, market data, projections, plans, budgets, financial information of all kinds and descriptions, system data, operations data, employment data, secret processes, plans, formulae, data (including cost data), drawings, specifications, methods, technology, "know-how", or material relating to the business, products or activities of the Company and its affiliates ("Confidential Information"), or (ii) any customer usages and requirements or any customer lists of the Company. The Optionee shall not, upon leaving the Company, its parent or any Participating Subsidiary, without the prior written consent of the Company, take with him or her any Confidential Information.

          (c) Any inventions, processes, discoveries, "know-how" and improvements (regardless of whether the inventions, processes, discoveries, "know how" and improvements are patentable and whether or not they are made, conceived or reduced to practice during working hours or with the Company's facilities or otherwise), and any and all patent rights, letters patent, copyrights, trademarks, trade names, and applications therefor in the United States and all other countries, and any and all rights and interests in, to and under the same, conceived, reduced to practice, acquired or possessed by the Optionee (either solely or jointly with others) during his or her employment or engagement by the Company, its parent or any Participating Subsidiary, relating in any way to the Confidential Information, shall become the absolute property of the Company and shall at all times and for all purposes be regarded as acquired and held by the Optionee in a fiduciary capacity for the sole benefit of the Company, and the Optionee agrees that, upon request, he or she will promptly make all disclosures, execute all instruments and papers, and perform all acts necessary or desired by the Company to vest and confirm in the Company all rights that may be necessary or desirable to enable the Company to secure and enjoy the full benefit and advantages thereof.

          (d) For the period of Optionee's employment or engagement, and for one
(1) year thereafter, Optionee shall not hire or solicit any person who is then an employee of the Company for employment by Optionee or any other party.

          (e) In the event that any provision of this Paragraph 12 shall be determined by a court with jurisdiction in respect thereof to be against public policy or otherwise unenforceable, the remaining provisions of this Paragraph 12 shall continue in full force and effect. The Company and Optionee consent that any provisions of this Paragraph 12 which shall be determined by a court with jurisdiction in respect thereof to be overly broad shall be given the maximum permitted meaning and enforced accordingly.

          (f) The Optionee agrees that the remedy at law for any breach by him or her of any of the provisions of this Paragraph 12 will be inadequate, and that the Company shall be entitled to injunctive relief for any such breach.

          (g) The provisions of this Paragraph 12 shall survive the termination of this Agreement.

     13.  No Rights as Shareholder.  The Optionee shall have no rights as a
          ------------------------
shareholder with respect to the shares of Class A Common Stock subject to the Option until the Option is exercised in accordance with the terms of this Agreement.

     14.  Incorporation by Reference.  The terms and conditions contained in the
          --------------------------
Plan, and as it may be amended from time to time hereafter, are incorporated into and made a part of this Agreement by reference, as if the same were set forth herein in full, and all provisions of the Option are made subject to any and all terms of the Plan. It is understood and agreed that the Plan does not require the sequential exercise of options granted thereunder.

     15.  Withholding Taxes.  The Company, its parent or any Participating
          -----------------
Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, its parent or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option, including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Class A Common Stock to be issued upon the exercise of any Option, until the Optionee reimburses the Company, its parent or Participating Subsidiary for the amount the Company, its parent or Participating Subsidiary is required to withhold with respect to such taxes, or cancelling any portion of such payment or issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold.

     16.  General.
          -------

          (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

          (b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          (c) This Agreement sets forth the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

          (d) All the terms and conditions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective heirs, legal representatives, permitted successors and permitted assigns.

          (e) The terms and conditions of the Agreement are considered confidential by the Company and will not be disclosed by the Optionee to any third party without the prior written consent of the Company.

          (f) This Agreement may be amended, modified, superseded or cancelled, and any of the terms hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or of the breach of any other term of this Agreement.

     IN WITNESS WHEREOF, the parties have hereunto affixed their signatures in acknowledgment and acceptance of the above terms and conditions on the date first above written.

                                   JONES INTERNATIONAL
                                   NETWORKS, LTD.


                                   By:  _________________________
                                        Gregory J. Liptak
                                        President


                                   OPTIONEE

                                   ______________________________

                      JONES INTERNATIONAL NETWORKS, LTD.
                             OPTION EXERCISE FORM


     The undersigned ("Optionee"), who is the holder of an option (the "Option") to purchase shares of the Class A Common Stock of Jones International Networks, Ltd., which Option was granted pursuant to the Jones International Networks, Ltd. 1998 Stock Option Plan, hereby exercises the Option, in whole or in part, as detailed in the Option Exercise Information section at the end hereof.

     The Optionee hereby acknowledges having recently read in full the Option Agreement between the Optionee and Jones International Networks, Ltd. relating to the Option. The Optionee expressly states that he or she understands, or has had the opportunity to obtain explanation of, all of the terms contained in such Option Agreement and restates all affirmations and representations made by him or her in such Option Agreement as though set forth herein in full. The Optionee also acknowledges receipt of a current prospectus for the Class A Common Stock to be issued pursuant to this Option exercise.



                                        ____________________________
                                        Optionee's Signature

PLEASE PRINT:

______________________________
Full name of Optionee


______________________________
Street Address


______________________________
City, State, Zip Code


______________________________
Social Security Number

OPTION EXERCISE INFORMATION:

(All references to "Shares" are references to shares of the Class A Common Stock, $.01 par value, of Jones International Networks, Ltd.)

          A.   Date Option granted:                    _______________

          B.   Number of Shares originally
               purchasable pursuant to the Option:
                                                       _______________


          C.   Number of Shares purchased by
               Optionee pursuant to previous
               Option exercises:                       _______________



          D.   Number of Shares purchased by
               Optionee pursuant to this Option
               exercise:                               _______________



          E.   Purchase price per Share (Option
               exercise price):                        _______________


          F.   Total price for Shares being
               purchased pursuant to this Option
               exercise (multiply D x E, above):
                                                       _______________


PAYMENT OF THE FULL AMOUNT SHOWN IN "F" ABOVE MUST ACCOMPANY THIS FORM.